                                                                       EXHIBIT 5

A R D S L E Y
         PARTNERS

                                  TRANSACTION

         The purpose of this letter agreement (the "Confirmation") is to set forth the terms and conditions of the Option Transaction entered into between Ardsley Partners Fund I, L.P. and Whelan Management Corp. on the Trade Date specified below (the "Option").

         The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swaps & Derivatives Association, Inc., ("ISDA")) (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and provisions of this Confirmation, this Confirmation will govern.

         Each party is hereby advised, and each such party acknowledges, that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken other material actions in reliance upon the parties' entry into the Option to which this Confirmation relates on the terms and conditions set forth below.

         This Confirmation will be governed by and construed in accordance with the laws of the State of New York, without reference to choice of law doctrine. The parties hereto irrevocably submit to the non-exclusive jurisdiction of the courts of the State of New York and the United States Court for the Southern District of New York in connection with all matters relating hereto, and waive any objection to the laying of venue in, and any claim of inconvenient forum with respect to, these courts.

         The terms of the Option to which this Confirmation relates are as follows:

General Terms:

           Effective Date:                               November 16, 1995

           Trade Date:                                   November 16, 1995

           Option Style:                                 American

           Option Type:                                  Call

           Seller:                                       Ardsley Partners Fund I, L.P.

           Buyer:                                        Whelan Management Corp.

           Underlying Stock:                             Tesoro Petroleum Corporation
                                                           Common Stock

           Number of Shares:                             90,000

           Number of Option Units:                       900

           Strike Price:                                 USD $8.25 per share

           Premium:                                      USD $8,100.00 payable as per "Appendix B" which
                                                         follows.

           Premium Payment Date:                         November 22, 1995

           Business Day:                                 Any day (i) on which commercial banks are open for
                                                         business (including dealings in foreign exchange
                                                         and foreign currency deposits) in New York and (ii)
                                                         which is a scheduled trading day on the New York
                                                         Stock Exchange, the Chicago Board Options Exchange
                                                         and the Chicago Mercantile Exchange, other than a
                                                         day on which trading on any such exchange is
                                                         scheduled to close prior to its regular weekday
                                                         closing time.

           Exchanges:                                    New York Stock Exchange, American Stock Exchange
                                                         and NASDAQ.

           Calculating Agent:                            A third party acceptable to Buyer and Seller, whose
                                                         determinations and calculations shall be binding in
                                                         the absence of manifest error.
Procedure for Exercise:

           Exercise Notice:                              In order to exercise all or part of the Option, an
                                                         Exercise Notice in the form set forth below as
                                                         appendix "A" shall be sent by facsimile
                                                         transmission, telex, hand or overnight delivery to
                                                         the Seller.  The seller will then sign, date and
                                                         time the Exercise Notice and return it to the Buyer
                                                         to confirm the Exercise.


           Expiration Date:                              May 16, 1996 or, if that date is not a Business
                                                         Day, the first following day that is a Business
                                                         Day.

           Partial Exercise:                             Allowed.  After the Exercise Period, any
                                                         unexercised Option Units will be deemed expired
                                                         worthless and no longer subject to the terms of
                                                         this Confirmation.  If only a part of the Option is
                                                         exercised, the seller's confirmation(s) of the
                                                         Exercise Notice will include a "Remaining Number or
                                                         Shares".  This quantity shall be considered to be
                                                         the new Number of Shares for the Option until the
                                                         next Partial Exercise or the Expiration Date,
                                                         whichever comes first.  Any confirmed Exercise
                                                         Notice for partial exercises will become an
                                                         addendum to the Confirmation to support changes to
                                                         the Number of Shares.

           Sellers' Telephone and Facsimile Number       Telephone:  203-629-0661
           for the purpose of Giving Notice:
                                                         Facsimile:  203-629-0661

           Market Disruption Event:                      The occurrence or existence on any Business Day
                                                         during the one-half hour period that ends at the
                                                         close of trading on the Exchange on any Business
                                                         Day of any suspension of or limitation imposed on
                                                         trading (by reason of movements in price exceeding
                                                         limits permitted by the relevant exchange or
                                                         otherwise) on (i) the Exchange in the Underlying
                                                         Stock or (ii) in options contracts on the
                                                         Underlying Stock, if, in the determination of the
                                                         Calculation Agent, such suspension or limitation is
                                                         material. The Calculation Agent shall as soon as
                                                         reasonably practicable under the circumstances
                                                         notify the other party of the existence or
                                                         occurrence of a Market Disruption Event for the
                                                         purpose of addressing and or recomputing any
                                                         necessary adjustments to the Underlying Stock.

Adjustments to The Option:

        During the life of the Option, if any adjustment is made by The Options Clearing Corporation or its successors ("OCC") in the terms of the outstanding OCC-issued options ("OCC Options") on the Underlying Stock, an equivalent adjustment shall be made in the terms of the Option. If any time during the life of the Option there shall be no outstanding OCC Options on the Underlying Stock, and an event shall occur for which an adjustment might otherwise be made under the By-Laws, Rules, and stated policies of OCC applicable to the adjustment of OCC Options (the "OCC Adjustment Rules"), then adjustment shall be made in the terms of the Option applying the principles set forth in the OCC Adjustment Rules. In addition to the foregoing sentence, adjustment shall also be made (by applying the principles set forth in the OCC Adjustment Rules) in the terms of the Option for any and all cash dividends, stock dividends, stock distributions and stock splits on the Underlying Stock, and distributions of property other than additional Underlying Stock during the life of the Option, regardless of the size or amount thereof and regardless of whether adjustment is made by OCC in respect thereof.

Settlement Terms:
           Physical Delivery:                            The share quantity of (Number of Option Units
                                                         Exercised * 100) will be delivered via the
                                                         Depository Trust Co. to the custodian or custodians
                                                         to be named by the Buyer.

           Physical Delivery Date:                       3 Business Days after Valuation Date.

Default:

        If the Buyer fails to make, when due, any payment or delivery required to be made by it under this Confirmation or under any other transaction with the Seller within five Business Days (or such shorter grace period provided in such other transaction) of notice of such failure being given to the Buyer, the Seller may, by notice to the Buyer, terminate the Option evidenced by this Confirmation.


Counterparty Representation:

        Counterparty hereby represents that it has entered into this contract in order to offset in whole or in part earnings it expects from assets it has acquired or anticipates acquiring or liabilities it has incurred or anticipates incurring.

Transfer:

        This Transaction may be assigned or transferred by either party, the transferring party having given three (3) day's prior notice of such transfer or assignment.


         Please confirm your acceptance and agreement with the foregoing by immediately executing the copy of this Confirmation enclosed for that purpose and returning it to:


                                        Yours sincerely,


                                        By:     Ardsley Partners

                                        By:     /s/ Kevin M. McCormack
                                                ----------------------------
                                        Name:   Kevin M. McCormack
                                        Title:  Partner


Accepted and agreed as of the
date first above written:

By:      WHELAN MANAGEMENT CORP.

By:      /s/ Kevin S. Flannery
         --------------------------
Name:    Kevin S. Flannery
Title:   President

A R D S L E Y
         PARTNERS

                                  TRANSACTION

         The purpose of this letter agreement (the "Confirmation") is to set forth the terms and conditions of the Option Transaction entered into between Ardsley Partners Fund I, L.P. and Whelan Management Corp. on the Trade Date specified below (the "Option").

         The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swaps & Derivatives Association, Inc., ("ISDA")) (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and provisions of this Confirmation, this Confirmation will govern.

         Each party is hereby advised, and each such party acknowledges, that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken other material actions in reliance upon the parties' entry into the Option to which this Confirmation relates on the terms and conditions set forth below.

         This Confirmation will be governed by and construed in accordance with the laws of the State of New York, without reference to choice of law doctrine. The parties hereto irrevocably submit to the non-exclusive jurisdiction of the courts of the State of New York and the United States Court for the Southern District of New York in connection with all matters relating hereto, and waive any objection to the laying of venue in, and any claim of inconvenient forum with respect to, these courts.

         The terms of the Option to which this Confirmation relates are as follows:

General Terms:

           Effective Date:                               November 16, 1995

           Trade Date:                                   November 16, 1995

           Option Style:                                 American

           Option Type:                                  Call

           Seller:                                       Ardsley Partners Fund II, L.P.

           Buyer:                                        Whelan Management Corp.
           Underlying Stock:                             Tesoro Petroleum Corporation
                                                           Common Stock

           Number of Shares:                             100,000

           Number of Option Units:                       1,000

           Strike Price:                                 USD $8.25 per share

           Premium:                                      USD $9,000.00 payable as per "Appendix B" which
                                                         follows.

           Premium Payment Date:                         November 22, 1995

           Business Day:                                 Any day (i) on which commercial banks are open for
                                                         business (including dealings in foreign exchange
                                                         and foreign currency deposits) in New York and (ii)
                                                         which is a scheduled trading day on the New York
                                                         Stock Exchange, the Chicago Board Options Exchange
                                                         and the Chicago Mercantile Exchange, other than a
                                                         day on which trading on any such exchange is
                                                         scheduled to close prior to its regular weekday
                                                         closing time.

           Exchanges:                                    New York Stock Exchange, American Stock Exchange
                                                         and NASDAQ.

           Calculating Agent:                            A third party acceptable to Buyer and Seller, whose
                                                         determinations and calculations shall be binding in
                                                         the absence of manifest error.
Procedure for Exercise:

           Exercise Notice:                              In order to exercise all or part of the Option, an
                                                         Exercise Notice in the form set forth below as
                                                         appendix "A" shall be sent by facsimile
                                                         transmission, telex, hand or overnight delivery to
                                                         the Seller.  The seller will then sign, date and
                                                         time the Exercise Notice and return it to the Buyer
                                                         to confirm the Exercise.

           Exercise Period:                              Any Business Day up to and including the Expiration
                                                         Date between 9:00 am and 4:15 p.m. local time in
                                                         New York.

           Expiration Date:                              May 16, 1996 or, if that date is not a Business
                                                         Day, the first following day that is a Business
                                                         Day.

           Partial Exercise:                             Allowed.  After the Exercise Period, any
                                                         unexercised Option Units will be deemed expired
                                                         worthless and no longer subject to the terms of
                                                         this Confirmation.  If only a part of the Option is
                                                         exercised, the seller's confirmation(s) of the
                                                         Exercise Notice will include a "Remaining Number or
                                                         Shares".  This quantity shall be considered to be
                                                         the new Number of Shares for the Option until the
                                                         next Partial Exercise or the Expiration Date,
                                                         whichever comes first.  Any confirmed Exercise
                                                         Notice for partial exercises will become an
                                                         addendum to the Confirmation to support changes to
                                                         the Number of Shares.

           Sellers' Telephone and Facsimile Number       Telephone:  203-629-0661
           for the purpose of Giving Notice:             Facsimile:  203-629-0661

           Market Disruption Event:                      The occurrence or existence on any Business Day
                                                         during the one-half hour period that ends at the
                                                         close of trading on the Exchange on any Business
                                                         Day of any suspension of or limitation imposed on
                                                         trading (by reason of movements in price exceeding
                                                         limits permitted by the relevant exchange or
                                                         otherwise) on (i) the Exchange in the Underlying
                                                         Stock or (ii) in options contracts on the
                                                         Underlying Stock, if, in the determination of the
                                                         Calculation Agent, such suspension or limitation is
                                                         material. The Calculation Agent shall as soon as
                                                         reasonably practicable under the circumstances
                                                         notify the other party of the existence or
                                                         occurrence of a Market Disruption Event for the
                                                         purpose of addressing and or recomputing any
                                                         necessary adjustments to the Underlying Stock.

Adjustments to The Option:

        During the life of the Option, if any adjustment is made by The Options Clearing Corporation or its successors ("OCC") in the terms of the outstanding OCC-issued options ("OCC Options") on the Underlying Stock, an equivalent adjustment shall be made in the terms of the Option. If any time during the life of the Option there shall be no outstanding OCC Options on the Underlying Stock, and an event shall occur for which an adjustment might otherwise be made under the By-Laws, Rules, and stated policies of OCC applicable to the adjustment of OCC Options (the "OCC Adjustment Rules"), then adjustment shall be made in the terms of the Option applying the principles set forth in the OCC Adjustment Rules. In addition to the foregoing sentence, adjustment shall also be made (by applying the principles set forth in the OCC Adjustment Rules) in the terms of the Option for any and all cash dividends, stock dividends, stock distributions and stock splits on the Underlying Stock, and distributions of property other than additional Underlying Stock during the life of the Option, regardless of the size or amount thereof and regardless of whether adjustment is made by OCC in respect thereof.

Settlement Terms:

           Physical Delivery:                            The share quantity of (Number of Option Units
                                                         Exercised * 100) will be delivered via the
                                                         Depository Trust Co. to the custodian or custodians
                                                         to be named by the Buyer.

           Physical Delivery Date:                       3 Business Days after Valuation Date.

Default:

        If the Buyer fails to make, when due, any payment or delivery required to be made by it under this Confirmation or under any other transaction with the Seller within five Business Days (or such shorter grace period provided in such other transaction) of notice of such failure being given to the Buyer, the Seller may, by notice to the Buyer, terminate the Option evidenced by this Confirmation.

Counterparty Representation:

        Counterparty hereby represents that it has entered into this contract in order to offset in whole or in part earnings it expects from assets it has acquired or anticipates acquiring or liabilities it has incurred or anticipates incurring.

Transfer:

        This Transaction may be assigned or transferred by either party, the transferring party having given three (3) day's prior notice of such transfer or assignment.


        Please confirm your acceptance and agreement with the foregoing by immediately executing the copy of this Confirmation enclosed for that purpose and returning it to:


                                        Yours sincerely,


                                        By:     Ardsley Partners

                                        By:     /s/ Kevin M. McCormack
                                                ----------------------------
                                        Name:   Kevin M. McCormack
                                        Title:  Partner


Accepted and agreed as of the
date first above written:

By:      WHELAN MANAGEMENT CORP.

By:      /s/ Kevin S. Flannery
         --------------------------
Name:    Kevin S. Flannery
Title:   President

A R D S L E Y
         PARTNERS

                                  TRANSACTION

         The purpose of this letter agreement (the "Confirmation") is to set forth the terms and conditions of the Option Transaction entered into between Ardsley Partners Fund I, L.P. and Whelan Management Corp. on the Trade Date specified below (the "Option").

         The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swaps & Derivatives Association, Inc., ("ISDA")) (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and provisions of this Confirmation, this Confirmation will govern.

         Each party is hereby advised, and each such party acknowledges, that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken other material actions in reliance upon the parties' entry into the Option to which this Confirmation relates on the terms and conditions set forth below.

         This Confirmation will be governed by and construed in accordance with the laws of the State of New York, without reference to choice of law doctrine. The parties hereto irrevocably submit to the non-exclusive jurisdiction of the courts of the State of New York and the United States Court for the Southern District of New York in connection with all matters relating hereto, and waive any objection to the laying of venue in, and any claim of inconvenient forum with respect to, these courts.

         The terms of the Option to which this Confirmation relates are as follows:

General Terms:

           Effective Date:                               November 16, 1995

           Trade Date:                                   November 16, 1995

           Option Style:                                 American

           Option Type:                                  Call

           Seller:                                       Ardsley Offshore Fund, Ltd.

           Buyer:                                        Whelan Management Corp.

           Underlying Stock:                             Tesoro Petroleum Corporation
                                                           Common Stock

           Number of Shares:                             160,000

           Number of Option Units:                       1,600

           Strike Price:                                 USD $8.25 per share

           Premium:                                      USD $14,400.00 payable as per "Appendix B" which
                                                         follows.

           Premium Payment Date:                         November 22, 1995

           Business Day:                                 Any day (i) on which commercial banks are open for
                                                         business (including dealings in foreign exchange
                                                         and foreign currency deposits) in New York and (ii)
                                                         which is a scheduled trading day on the New York
                                                         Stock Exchange, the Chicago Board Options Exchange
                                                         and the Chicago Mercantile Exchange, other than a
                                                         day on which trading on any such exchange is
                                                         scheduled to close prior to its regular weekday
                                                         closing time.

           Exchanges:                                    New York Stock Exchange, American Stock Exchange
                                                         and NASDAQ.

           Calculating Agent:                            A third party acceptable to Buyer and Seller, whose
                                                         determinations and calculations shall be binding in
                                                         the absence of manifest error.
Procedure for Exercise:

           Exercise Notice:                              In order to exercise all or part of the Option, an
                                                         Exercise Notice in the form set forth below as
                                                         appendix "A" shall be sent by facsimile
                                                         transmission, telex, hand or overnight delivery to
                                                         the Seller.  The seller will then sign, date and
                                                         time the Exercise Notice and return it to the Buyer
                                                         to confirm the Exercise.

           Exercise Period:                              Any Business Day up to and including the Expiration
                                                         Date between 9:00 am and 4:15 p.m. local time in
                                                         New York.


           Expiration Date:                              May 16, 1996 or, if that date is not a Business
                                                         Day, the first following day that is a Business
                                                         Day.

           Partial Exercise:                             Allowed.  After the Exercise Period, any
                                                         unexercised Option Units will be deemed expired
                                                         worthless and no longer subject to the terms of
                                                         this Confirmation.  If only a part of the Option is
                                                         exercised, the seller's confirmation(s) of the
                                                         Exercise Notice will include a "Remaining Number or
                                                         Shares".  This quantity shall be considered to be
                                                         the new Number of Shares for the Option until the
                                                         next Partial Exercise or the Expiration Date,
                                                         whichever comes first.  Any confirmed Exercise
                                                         Notice for partial exercises will become an
                                                         addendum to the Confirmation to support changes to
                                                         the Number of Shares.

           Sellers' Telephone and Facsimile Number       Telephone:  203-629-0661
           for the purpose of Giving Notice:
                                                         Facsimile:  203-629-0661

           Market Disruption Event:                      The occurrence or existence on any Business Day
                                                         during the one-half hour period that ends at the
                                                         close of trading on the Exchange on any Business
                                                         Day of any suspension of or limitation imposed on
                                                         trading (by reason of movements in price exceeding
                                                         limits permitted by the relevant exchange or
                                                         otherwise) on (i) the Exchange in the Underlying
                                                         Stock or (ii) in options contracts on the
                                                         Underlying Stock, if, in the determination of the
                                                         Calculation Agent, such suspension or limitation is
                                                         material. The Calculation Agent shall as soon as
                                                         reasonably practicable under the circumstances
                                                         notify the other party of the existence or
                                                         occurrence of a Market Disruption Event for the
                                                         purpose of addressing and or recomputing any
                                                         necessary adjustments to the Underlying Stock.

Adjustments to The Option:

        During the life of the Option, if any adjustment is made by The Options Clearing Corporation or its successors ("OCC") in the terms of the outstanding OCC-issued options ("OCC Options") on the Underlying Stock, an equivalent adjustment shall be made in the terms of the Option. If any time during the life of the Option there shall be no outstanding OCC Options on the Underlying Stock, and an event shall occur for which an adjustment might otherwise be made under the By-Laws, Rules, and stated policies of OCC applicable to the adjustment of OCC Options (the "OCC Adjustment Rules"), then adjustment shall be made in the terms of the Option applying the principles set forth in the OCC Adjustment Rules. In addition to the foregoing sentence, adjustment shall also be made (by applying the principles set forth in the OCC Adjustment Rules) in the terms of the Option for any and all cash dividends, stock dividends, stock distributions and stock splits on the Underlying Stock, and distributions of property other than additional Underlying Stock during the life of the Option, regardless of the size or amount thereof and regardless of whether adjustment is made by OCC in respect thereof.

Settlement Terms:

           Physical Delivery:                            The share quantity of (Number of Option Units
                                                         Exercised * 100) will be delivered via the
                                                         Depository Trust Co. to the custodian or custodians
                                                         to be named by the Buyer.

           Physical Delivery Date:                       3 Business Days after Valuation Date.

Default:

        If the Buyer fails to make, when due, any payment or delivery required to be made by it under this Confirmation or under any other transaction with the Seller within five Business Days (or such shorter grace period provided in such other transaction) of notice of such failure being given to the Buyer, the Seller may, by notice to the Buyer, terminate the Option evidenced by this Confirmation.


Counterparty Representation:

        Counterparty hereby represents that it has entered into this contract in order to offset in whole or in part earnings it expects from assets it has acquired or anticipates acquiring or liabilities it has incurred or anticipates incurring.

Transfer:

        This Transaction may be assigned or transferred by either party, the transferring party having given three (3) day's prior notice of such transfer or assignment.


        Please confirm your acceptance and agreement with the foregoing by immediately executing the copy of this Confirmation enclosed for that purpose and returning it to:


                                        Yours sincerely,


                                        By:     Ardsley Partners

                                        By:     /s/ Kevin M. McCormack
                                                ---------------------------
                                        Name:   Kevin M. McCormack
                                        Title:  Partner


Accepted and agreed as of the
date first above written:

By:      WHELAN MANAGEMENT CORP.

By:      /s/ Kevin S. Flannery
         ---------------------------
Name:    Kevin S. Flannery
Title:   President

A R D S L E Y
         PARTNERS

                                  TRANSACTION

         The purpose of this letter agreement (the "Confirmation") is to set forth the terms and conditions of the Option Transaction entered into between Ardsley Partners Fund I, L.P. and Whelan Management Corp. on the Trade Date specified below (the "Option").

         The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swaps & Derivatives Association, Inc., ("ISDA")) (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and provisions of this Confirmation, this Confirmation will govern.

         Each party is hereby advised, and each such party acknowledges, that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken other material actions in reliance upon the parties' entry into the Option to which this Confirmation relates on the terms and conditions set forth below.

         This Confirmation will be governed by and construed in accordance with the laws of the State of New York, without reference to choice of law doctrine. The parties hereto irrevocably submit to the non-exclusive jurisdiction of the courts of the State of New York and the United States Court for the Southern District of New York in connection with all matters relating hereto, and waive any objection to the laying of venue in, and any claim of inconvenient forum with respect to, these courts.

         The terms of the Option to which this Confirmation relates are as follows:

General Terms:

           Effective Date:                               November 16, 1995

           Trade Date:                                   November 16, 1995

           Option Style:                                 American

           Option Type:                                  Call

           Seller:                                       Ardsley Institutional Fund, L.P.

           Buyer:                                        Whelan Management Corp.

           Underlying Stock:                             Tesoro Petroleum Corporation
                                                           Common Stock

           Number of Shares:                             50,000

           Number of Option Units:                       500

           Strike Price:                                 USD $8.25 per share

           Premium:                                      USD $4,500.00 payable as per "Appendix B" which
                                                         follows.

           Premium Payment Date:                         November 22, 1995

           Business Day:                                 Any day (i) on which commercial banks are open for
                                                         business (including dealings in foreign exchange
                                                         and foreign currency deposits) in New York and (ii)
                                                         which is a scheduled trading day on the New York
                                                         Stock Exchange, the Chicago Board Options Exchange
                                                         and the Chicago Mercantile Exchange, other than a
                                                         day on which trading on any such exchange is
                                                         scheduled to close prior to its regular weekday
                                                         closing time.

           Exchanges:                                    New York Stock Exchange, American Stock Exchange
                                                         and NASDAQ.

           Calculating Agent:                            A third party acceptable to Buyer and Seller, whose
                                                         determinations and calculations shall be binding in
                                                         the absence of manifest error.
Procedure for Exercise:

           Exercise Notice:                              In order to exercise all or part of the Option, an
                                                         Exercise Notice in the form set forth below as
                                                         appendix "A" shall be sent by facsimile
                                                         transmission, telex, hand or overnight delivery to
                                                         the Seller.  The seller will then sign, date and
                                                         time the Exercise Notice and return it to the Buyer
                                                         to confirm the Exercise.

           Exercise Period:                              Any Business Day up to and including the Expiration
                                                         Date between 9:00 am and 4:15 p.m. local time in
                                                         New York.


           Expiration Date:                              May 16, 1996 or, if that date is not a Business
                                                         Day, the first following day that is a Business
                                                         Day.

           Partial Exercise:                             Allowed.  After the Exercise Period, any
                                                         unexercised Option Units will be deemed expired
                                                         worthless and no longer subject to the terms of
                                                         this Confirmation.  If only a part of the Option is
                                                         exercised, the seller's confirmation(s) of the
                                                         Exercise Notice will include a "Remaining Number or
                                                         Shares".  This quantity shall be considered to be
                                                         the new Number of Shares for the Option until the
                                                         next Partial Exercise or the Expiration Date,
                                                         whichever comes first.  Any confirmed Exercise
                                                         Notice for partial exercises will become an
                                                         addendum to the Confirmation to support changes to
                                                         the Number of Shares.

           Sellers' Telephone and Facsimile Number       Telephone:  203-629-0661
           for the purpose of Giving Notice:             Facsimile:  203-629-0661

           Market Disruption Event:                      The occurrence or existence on any Business Day
                                                         during the one-half hour period that ends at the
                                                         close of trading on the Exchange on any Business
                                                         Day of any suspension of or limitation imposed on
                                                         trading (by reason of movements in price exceeding
                                                         limits permitted by the relevant exchange or
                                                         otherwise) on (i) the Exchange in the Underlying
                                                         Stock or (ii) in options contracts on the
                                                         Underlying Stock, if, in the determination of the
                                                         Calculation Agent, such suspension or limitation is
                                                         material. The Calculation Agent shall as soon as
                                                         reasonably practicable under the circumstances
                                                         notify the other party of the existence or
                                                         occurrence of a Market Disruption Event for the
                                                         purpose of addressing and or recomputing any
                                                         necessary adjustments to the Underlying Stock.

Adjustments to The Option:

        During the life of the Option, if any adjustment is made by The Options Clearing Corporation or its successors ("OCC") in the terms of the outstanding OCC-issued options ("OCC Options") on the Underlying Stock, an equivalent adjustment shall be made in the terms of the Option. If any time during the life of the Option there shall be no outstanding OCC Options on the Underlying Stock, and an event shall occur for which an adjustment might otherwise be made under the By-Laws, Rules, and stated policies of OCC applicable to the adjustment of OCC Options (the "OCC Adjustment Rules"), then adjustment shall be made in the terms of the Option applying the principles set forth in the OCC Adjustment Rules. In addition to the foregoing sentence, adjustment shall also be made (by applying the principles set forth in the OCC Adjustment Rules) in the terms of the Option for any and all cash dividends, stock dividends, stock distributions and stock splits on the Underlying Stock, and distributions of property other than additional Underlying Stock during the life of the Option, regardless of the size or amount thereof and regardless of whether adjustment is made by OCC in respect thereof.

Settlement Terms:

           Physical Delivery:                            The share quantity of (Number of Option Units
                                                         Exercised * 100) will be delivered via the
                                                         Depository Trust Co. to the custodian or custodians
                                                         to be named by the Buyer.

           Physical Delivery Date:                       3 Business Days after Valuation Date.

Default:

        If the Buyer fails to make, when due, any payment or delivery required to be made by it under this Confirmation or under any other transaction with the Seller within five Business Days (or such shorter grace period provided in such other transaction) of notice of such failure being given to the Buyer, the Seller may, by notice to the Buyer, terminate the Option evidenced by this Confirmation.


Counterparty Representation:

        Counterparty hereby represents that it has entered into this contract in order to offset in whole or in part earnings it expects from assets it has acquired or anticipates acquiring or liabilities it has incurred or anticipates incurring.

Transfer:

        This Transaction may be assigned or transferred by either party, the transferring party having given three (3) day's prior notice of such transfer or assignment.


        Please confirm your acceptance and agreement with the foregoing by immediately executing the copy of this Confirmation enclosed for that purpose and returning it to:


                                        Yours sincerely,


                                        By:     Ardsley Partners

                                        By:     /s/ Kevin M. McCormack
                                                ----------------------------
                                        Name:   Kevin M. McCormack
                                        Title:  Partner


Accepted and agreed as of the
date first above written:

By:      WHELAN MANAGEMENT CORP.

By:      /s/ Kevin S. Flannery
         -------------------------
Name:    Kevin S. Flannery
Title:   President